EXHIBIT 10.12


                                 LEASE AGREEMENT

         This Agreement, between James F. Lomma, individually, as Landlord and Jevic Transportation, Inc., as Tenant witnesseth: That the said Landlord has let unto the said Tenant and the said Tenant has hired from the said Landlord, the premises commonly known as 476 Hartford Turnpike, Shrewsbury, Mass. 01545, as further described on Schedule A hereto (referred to herein variously as the "premises", "demised premises", "leased property", "property", "leased area", "Premises"), for the term of two (2) years to commence from June 1, 1995, and to end on May 31 , 1997, to be used and occupied for motor freight terminal purposes, upon the conditions and covenants following:

1st: That the Tenant shall pay the annual rent of $96,000.00 net of real estate taxes, insurance and maintenance. Said rent to be paid in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as follows: $8,000.00 per month payable on the 1st day of each calendar month. The Tenant shall have the option to renew for one additional one year period at an annual rental rate of $108,000 net of real estate taxes, insurance and maintenance, paid in equal monthly installments of $9,000 in advance on 1st day of each and every month. The option is exercisable only upon six months prior notice of intent from Tenant to Landlord.

2nd: That the Tenant shall take good care of the premises and, except as otherwise provided herein, shall at the Tenant's own cost and expense make all repairs to the demised premises unless damage is caused by Landlord or its agents, and in connection therewith, Tenant shall contract with a qualified company for the routine maintenance of the HVAC system for the Premises. Tenant shall keep its leased area in a clean and orderly fashion. There will be no outside storage of pallets; tires, used or new; rims; tubes; 55 gallon drums, empty or full of any material whatsoever. There will be no outside servicing of tractors. The changing of motor oil outside is specifically prohibited. The storage of private cars that are not plated, inspected and in running condition shall not be allowed on the property. Notwithstanding any other provisions of this Lease to the contrary, Tenant's obligations with respect to repair and maintenance shall be limited to routine repairs and maintenance (except to the extent of damage caused by Tenant, its agents or invitees); to the extent the roof, structural elements and systems of the Premises (including, without limitation, HVAC, plumbing and electric) require replacement (and ordinary repair would not be deemed commercially prudent), such replacement shall be undertaken by Landlord at Landlord's sole cost and expense including any such replacement required under the provisions of The Americans With Disabilities Act, 42 U.S.C. 12101, et seq., and the regulations promulgated thereunder (collectively, the "ADA Act").



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         At all times during the course of this Lease, the office area will be cleaned on a weekly basis, a dumpster shall be provided for the leased property for the removal of garbage and if Tenant services its tractors in the building located on the Premises (which such building and the dock areas constituting a portion of the Premises at times hereinafter referred to as the "Building"), the used motor oil shall be disposed of once a week by a properly licensed vendor who shall manifest the disposal of said oil. If Tenant allows dumping of motor oil on the ground Landlord, at his option, shall have the right to terminate this Lease. The yard area inside the fence line, as well as outside the fence line is to be kept broom clean at all times free of litter, garbage, pallets, junk, etc. If this is not done, Landlord may order said cleaning of said yard inside and out and bill Tenant who, at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements and reasonable wear and tear excepted

3rd: That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus, applicable to said premises, for the correction, prevention, and abatement of nuisances, violations or other grievances, in, upon or connected with said premises during said term, provided the premises is not in violation of such statutes, ordinances, rules, orders, regulations and requirements as of the date hereof and such compliance is necessary as a result of Tenant's use of the Premises as a motor freight terminal; and shall also promptly comply with and execute all rules, orders, and regulations of the Board of Fire Underwriters, or any other similar body, for the prevention of fires relating to Tenant's use of the Premises, at the Tenant's own cost and expense. Tenant shall further comply with any Federal, State or local rainwater run-off regulations at its cost and expense, provided the Premises is currently in compliance with such run-off regulations. In no event shall the Tenant have any obligation to make any improvements to the Premises required under the provisions of the ADA Act.

4th: That in case the Tenant shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them for which Tenant is responsible, or in case the Tenant shall fail or neglect to make any necessary repairs for which Tenant is responsible, then the Landlord or the Landlord's Agents may enter said premises and make said repairs and comply with any and all of the said statutes, ordinances, rules, orders, regulations or requirements, at the cost and expense of the Tenant and in case of the Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent and be due and payable as such, or the Landlord may deduct the same from the balance of any sum remaining in the Landlord's hands. This provision is in addition to the right of


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the Landlord to terminate this Lease by reason of any default on the part of the
Tenant.

5th: That Landlord hereby indemnifies and holds Tenant harmless from any and all liability or obligation relating to any actual or alleged, known or unknown, release, spill, leak, disposal, pumping, pouring, emitting, emptying, injection, leaching, dumping, escape, discharge or other presence of Hazardous Substances (hereinafter defined), and any contamination arising therefrom on, in or under, or originating from, the Premises which occurred or occurs on or before the commencement date of the term of the Lease, and/or is continuing as of such date (collectively, "Discharge and/or Contamination"), including without limitation any such Discharge and/or Contamination (i) arising from any Tank (hereinafter defined) or (ii) referred to, or otherwise described, directly or indirectly, in a certain Report prepared by Ensol, Inc. and entitled the "Enviro-Screen Report" dated July 15, 1993 (the "Report").

         For purposes of this Agreement, the term "Hazardous Substances" shall mean hazardous substances or hazardous wastes as defined in the United States Comprehensive Environmental Response Compensation Liability Act, as amended, any hazardous materials defined under the United States Hazardous Materials Transportation Act, any hazardous wastes as defined under the United States Resource Conservation and Recovery Act, any toxic as defined in the United States Toxic Substances and Control Act, and as the term hazardous substances, hazardous wastes, hazardous materials, toxic substances, pollutants or contaminants are defined under corresponding State or local laws, ordinances, regulations and including without limitation, petroleum products and radioactive materials.


6th: That Landlord hereby represents and warrants to the Lessee that: To Landlord's Knowledge

         (1) There are no underground storage tanks heretofore or currently located at or on the Premises other than those described in the Report (the "Tanks").

         (2) The Tanks comply with all applicable Federal, State and local statutes, ordinances, regulations, orders and requirements regulating underground storage tanks (and any Hazardous Substances contained therein);

         (3) The Tanks are not subject to any Federal, State or local governmental investigation.

7th: That the Landlord hereby acknowledges and agrees that the Tanks shall not be considered part of the Premises and the Lessee shall have no duty, directly or indirectly, with respect to such Tanks, other than the Tenant's Tank (hereafter defined),


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including without liability any duty to maintain, repair, replace or upgrade such Tanks; Landlord shall be solely responsible for compliance with all applicable Federal, State and local statutes, ordinances, regulations, orders and requirements regulating the Tanks (and any Hazardous Substances contained therein) other than the Tenant's Tank and shall indemnify and hold Tenant harmless from any and all liability or obligations arising from Landlord's failure to do so. Landlord further acknowledges that the above ground diesel fuel tank currently located on the Premises (the "Tenant's Tank") is being purchased by the Tenant from the former tenant at the Premises and Landlord does not now have, nor shall have, any right, title or interest in the Tenant's Tank. The Tenant hereby acknowledges and confirms that upon its purchase of the Tenant's tank, the Tenant shall be responsible for future compliance with all applicable federal, state and local statutes, ordinances and regulations, orders and requirements regulating the Tenant's Tank and any hazardous substance placed in the Tenant's Tank by Tenant following its purchase by Tenant, and Tenant shall indemnify and hold Landlord harmless from any and all liability or obligation arising from Tenant's failure to do so.

8th: That Landlord warrants and confirms that the applicable zoning and municipal codes allow the Tenant to use the Premises for motor freight terminal purposes. In the event Tenant is unable to use the Premises at any time during the term for such use, the Tenant may terminate this Lease. Landlord further represents and warrants that the Landlord has obtained all governmental approvals (including without limitation a Certificate of Occupancy, if necessary) necessary to permit the Tenant to use the Premises for the specified purpose.

9th: That the Tenant shall not assign this Agreement, or underlet or underlease the premises or any part thereof without Landlord's consent, or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under penalty of damages and forfeiture.

l0th: That no alterations, additions or improvements shall be made in or to the premises without the consent of the Landlord in writing, under penalty of damages and forfeiture, which consents shall not be either unreasonably withheld or delayed and all additions and improvements to the premises made by the Tenant shall belong to the Landlord, other than movable furniture, trade fixtures and those items described on Schedule B hereto which shall remain the property of Tenant.

llth: That in the event the improvements (including the Building) upon the premises or any part thereof shall, during the term of this Lease or any renewal hereof, be destroyed or damaged by fire, explosion, the elements, other casualty or environmental


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contamination for which Landlord is responsible, the Tenant shall give immediate notice thereof to the Landlord, who shall thereupon cause the damage to be repaired within 180 days unless the lease is terminated as hereinafter provided. If the leased premises or any part thereof shall have been rendered untenantable from the time of the damage until the completion of said repair and restoration, an equitable reduction in the rental during such period of repair and restoration shall be made until said leased premises are so repaired and again ready for occupancy. However, in the event the improvements on the premises are hereby damaged to the extent of more than fifty (50%) of the replacement cost thereof, or the damage affects the dock area, either party may elect to terminate the lease within thirty (30) days of the date of such damage by giving written notice thereof by registered or certified mail to the other party and thereupon this Lease shall immediately terminate and the Tenant shall have no further obligation hereunder other than to pay the rental accrued to the date of such damage.

12th: That Tenant agrees that Landlord and Landlord's Agents, and other representatives, shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

13th: That the Tenant also agrees to permit the Landlord or Landlord's Agents to show the premises to persons wishing to rent or purchase the same.

14th: That if the said premises, or any part thereof, shall become vacant during the said term, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord or Landlord's representatives my re-enter the same, either by force or otherwise, without being liable to prosecution therefor; and re-let the said premises as the Agent of the said Tenant and receive the rent thereof; applying the same, first to the payment of such reasonable expenses as the Landlord may be put to in re-entering and then to the payment of the rent due by these presents; the balance (if any) to be paid over to the Tenant who shall remain liable for any deficiency.

15th: It is expressly agreed and understood by and between the parties to this Agreement, that the Landlord shall not be liable for any damage or injury to person or property caused by or resulting from steam, electricity, gas water, rain, ice or snow, or any leak or flow from or into any part of the Building, or from any damage or injury resulting or arising from any other cause or happening whatsoever, unless caused by Landlord or Landlord's Agents.


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16th: That if a material default be made in any of the covenants of Tenant herein contained, then it shall be lawful (following the running of any applicable grace period or giving of notice, as applicable), for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy.

17th: The Tenant has this day deposited with the Landlord the sum of $8,000 as security for the full and faithful performance by the Tenant of all of the terms and conditions upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided that Tenant has fully and faithfully carried out all of the terms, covenants and conditions on the Tenant's part to be performed. In the event of a bona fide sale, subject to this Lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security so long as the Tenant is notified of such transfer; and the Tenant agrees to look to the new landlord solely for the return of the said security, and it is agreed that this shall apply to every such transfer or assignment made of the security to a new landlord.

18th: That the security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

19th: It is expressly understood and agreed that if for any reason it shall be impossible to obtain fire insurance on the buildings and improvements on the demised premises in an amount, and in the form, and in fire insurance companies acceptable to the Landlord in the exercise of its reasonable business judgment, the Landlord may, if the Landlord so elects, at any time thereafter terminate this Lease and the term thereof, on giving to the Tenant thirty days' notice in writing of Landlord's intention so to do and thirty days following the giving of such notice, this Lease and the term thereof shall terminate and come to an end.

20th: That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises (other than permitted use) or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

21st: If after default in payment of rent or violation of any other provision of this Lease, or upon the expiration of this


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Lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or vacates the demised premises prior to the issuance of the final order or execution of the warrant, then and in that event, the said movable furniture, fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

22nd: The failure of the Landlord to insist upon strict performance of any of the covenants or conditions of this Lease or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment for the future of any such covenants, conditions or options, but the same shall be and remain in full force and effect.

23rd: In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this Lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord, during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected, if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained.

24th: In the event the premises or any portion thereof (the unavailability of which would materially interfere with Tenant's ability to operate) are taken under the power of eminent domain or the threat of the exercise thereof for any public or quasi-public use, then the Tenant may terminate and cancel this Lease by giving Landlord notice in writing by registered or certified mail, and thereupon both parties shall be relieved of any further obligation under this Lease, excepting that Tenant shall fulfill all the obligations of it hereunder to be performed to the date of such termination: In the even this Lease is not terminated and cancelled after a condemnation of a portion of the Leased premises, the rent shall be reduced by a reasonable sum directly proportioned to the total rent in such ratio as the value of the part of the leased premises condemned plus the damage to the residue shall bear to the value of the entire premises.

25th: This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to


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supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures. If Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

26th: Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior tenant wrongfully holding over or any other person wrongfully in possession or for any other persons in such event the rent shall not commence until possession is given or is available, but the term herein shall not be extended.

27th: Tenant shall pay all amounts when due to third parties retained by Tenant to perform work on or at the demised premises. If a mechanic's lien claim is filed against the demised premises for labor or material alleged to have been furnished at the demised premises to or for the Tenant, or to or for someone claiming under the Tenant, Tenant shall be obligated to obtain the removal or discharge of such lien claim and shall pay any judgments against the demised premises arising out of such lien claim.

28th: Tenant will not intentionally allow any portion of said demised premises to be used for any illegal activities, and upon notification thereof from Landlord, Tenant shall take reasonable steps to make such activities terminated.

29th: If, during the term of the Lease, (a) Tenant shall make an assignment for the benefit of creditors, or (b) a voluntary petition be filed by Tenant under any law having for its purpose the adjudication of Tenant a bankrupt, or for the extension of time of payment, composition, adjustment, modification, settlement or satisfaction of the liabilities of Tenant or for the reorganization or liquidation of Tenant, or (c) a receiver be appointed for the property of Tenant by reason of the insolvency or alleged insolvency of Tenant, or (d) any department of the state or federal government or any officer thereof or duly authorized trustee or receiver shall take possession of the business or property of Tenant by reason of the insolvency or alleged insolvency of Tenant, or (e) an involuntary petition be filed against Tenant under any law having for its purpose the adjudication of Tenant a bankrupt, or for the liquidation of Tenant; and except with respect to items (a) and (b), if Tenant shall not within sixty
(60) days thereafter, remove or cure any


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of the foregoing or undertake action to correct same, then Landlord may give
Tenant notice of a default under this Lease and if, within thirty (30) days after such notice, Tenant shall still have not removed or cured any of the foregoing, then the occurrence of any such event shall be deemed a breach of this Lease and this Lease shall, ipso facto, upon the happening of any of said events and at the election of Landlord, be terminated and the same shall expire as if the day of the happening of such event were the date herein specifically fixed for the expiration of the term, and Tenant (or such receiver or trustee as the case may be) will then quit and surrender the Premises to Landlord, but Tenant shall remain liable. Landlord reserves the right to file a claim against any assignee, receiver or trustee of or for the premises for damages and for loss of rent, for the full term of the lease or otherwise, which Landlord may suffer as a result of the foregoing.

         If, during the term of this Lease, Tenant shall default in performance of any of the covenants of this Lease (other than the covenants for the payment of rent) Landlord may give to Tenant written notice of any default or of the happening of any contingency in this article referred to, and if at the expiration of thirty (30) days after receipt of such notice (or such longer period as is reasonably necessary to cure such default or contingency provided Tenant diligently pursues such cure) the default or the contingency upon which said notice was based shall continue to exist, Landlord, at its option, may terminate this Lease, and upon such termination Tenant will quit and surrender the premises to Landlord.

3Oth: Tenant agrees to pay, or cause to be paid immediately when due, all charges for electricity, gas, fuel, heat, water, power, sewer service, sprinkler stand-by fees, trash collection service, telephone or other communication service and all other utilities used, rendered to, or supplied upon and in connection with Tenant's use of the premises, throughout the term of this Lease, or ordered or used by Tenant prior to or subsequent thereto, and to indemnify Landlord and save it harmless against any liability therefor or damages on such account. Landlord shall not in any event be liable to Tenant or responsible to Tenant for any stoppage or interruption in any utility service furnished to the premises or for the failure to obtain or inability to obtain any energy source or fuel of any type or nature whatsoever, except as may result from Landlord's willful acts or negligence. Tenant shall be responsible for all snow removal and subject to the provisions of Paragraph 2nd above, the routine maintenance of all parking areas and fences on the premises. Tenant shall contract for all the above utilities and services in his own name.

31st: Landlord reserves the right from time to time and at any time or times in the future to obtain a loan or loans secured by a mortgage, deed of trust, and security agreement upon the



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Premises, or any part thereof. In the event that Landlord desires to obtain such loan, Tenant agrees that promptly upon the request of Landlord: (a) it will execute and deliver to Landlord, for delivery to the mortgagee, an agreement in recordable form and otherwise in form and substance reasonably satisfactory to said mortgagee, whereby Tenant agrees to subordinate the lien of this Lease to the lien of said mortgage and security agreement, and Tenant agrees to attorn to the mortgagee or any purchaser at foreclosure or judicial sale, provided that as part of such agreement, said mortgagee covenants that so long as Tenant shall not be in default under this Lease, Tenant will not be disturbed in the enjoyment and use of the Premises under the terms of this Lease during the primary and option terms hereof, and (b) Landlord and Tenant each agree to execute and deliver to the other party, an estoppel certificate setting forth the space leased to Tenant, the term of the Lease, the fixed rent payable under the Lease, any credits, set offs or claims which either party is entitled to claim against the fixed rent, any concessions obtained from Landlord or obligations owed by Landlord to Tenant, and stating whether the Lease has been modified or amended and whether or not said Lease is then in good standing and effect (and if so modified or amended or not in good standing and effect, setting forth the particulars thereof). Upon request by Tenant, Landlord agrees to execute a Landlord's lien waiver with respect to any personal property which Tenant may be placing within the Premises and with respect to which Tenant is obtaining financing.

32nd: In the event that any installment of rent, additional rent, impositions or the like shall be delinquent and overdue for a period in excess of fifteen days, a "late charge" of 18% for each one dollar so delinquent and overdue may be charged to Tenant by Landlord for the purpose of defraying Landlord's expenses incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy which Landlord may have whether any such remedy shall be authorized herein, by law or by equity.

         Such "late charges", if not previously paid, shall, at the option of Landlord be added to and become a part of the succeeding monthly installment of Rent to be made under the Lease.

33rd: Tenant agrees to permit Landlord and the authorized representatives of Landlord, upon two days' advance notice, to enter the Premises during usual business hours of Tenant for the purposes of inspecting the Premises and if Landlord so elects, but without any obligation to do so, for the purpose of making any necessary repairs to the Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar



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body, which Landlord may deem necessary to prevent waste or deterioration in connection with the Premises or for the purpose of performing any work required to be performed in connection with any other contiguous property owned by Landlord or any of Landlord's affiliated companies or entities. Nothing herein shall imply any duty upon the part of Landlord to do any work which, under any provision of this Lease, Tenant may be required to perform, and the performance thereof by Landlord shall not constitute a waiver by Landlord of Tenant's default in failing to perform the same. Landlord may, during the progress of any work on the Premises, keep and store upon the Premises all necessary materials, tools and equipment provided that it does not interfere with Tenant's use of the Premises.

         Landlord is hereby given the right at any time during usual business hours and upon two days' prior notice to Tenant to enter the Premises and to exhibit the same for the purposes of sale or mortgage. During the final six months of the term Landlord shall be entitled to display on the Premises in such manner as not unreasonably to interfere with Tenant's business the usual "For Sale" or "To Let" signs, and Tenant agrees that such signs may remain unmolested upon the Premises.

34th: This Lease is made upon the express condition that Tenant agrees to keep, save and hold Landlord free and harmless from and indemnify it against all liability, penalties, losses, damages, costs, expenses, causes of action, claims and/or judgments arising by reason of any injury occurring on the Premises to any person or persons including, without limitation, Landlord, its servants, agents and employees, and any damage occurring on the Premises to any property of any kind whatsoever, and to whomsoever belonging including, without limitation, damage to property of Landlord, its servants, agents and employees, and other parties, which such injury to persons or damage to property results from the acts or omissions of Tenant. Tenant hereby covenants and agrees to indemnify, protect and save Landlord harmless from all liability, judgments, claims, losses, costs and obligations on account of or arising out of any such injuries and damage however occurring, except as may result from Landlord's willful acts or negligence or its breach of the terms of this Lease.

         Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, equipment, improvements, wares and merchandise which occurs on the Premises and for injuries to Tenant, its servants, agents, employees or third persons occurring on the Premises from any cause arising at any time, except as may result from Landlord's willful acts or negligence or its breach of the terms of this Lease.


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         Notwithstanding any other provision of this Lease, Tenant shall have no obligation to indemnify or to hold harmless Landlord except in relation to the acts or omissions of Tenant and its agents, representatives, employees and independent contractors.

35th: Tenant shall, as additional rent together with all other sums agreed to be paid by it under this Lease, pay unto Landlord, payment per year, the cost of Landlord's fire and extended casualty insurance on only the structures on the demised premises. The cost of the insurance at the present time is $1,124 per year. Tenant shall be responsible for and obtain its own insurance for its personal property. This payment for insurance shall be due and payable with the regular monthly rental installments. Landlord agrees to maintain throughout the term of this Lease (and any extensions) fire and extended casualty insurance on a replacement cost basis on the structures on the premises including without limitation the Building. Landlord shall deliver to Tenant prior to the commencement of the term evidence of such insurance and shall provide to Tenant copies of paid receipts of all premiums within 10 days of the due date for such premiums.

         Tenant agrees to maintain public liability insurance in a reputable insurance company at its own expense. The liability under such insurance to be not less than One Million Dollars ($1,000,000.00) for any one person injured, or One Million Dollars ($1,000,000.00) for any one accident, or One Million Dollars ($1,000,000.00) for property damages. Said policy shall name Landlord as an additional insured and protect Landlord and Tenant as their interests may appear. Tenant shall provide Lessor with a Certificate of Insurance that provides the aforesaid coverage, with a provision for thirty (30) days Notice of Cancellation.

36th: As additional rent, Tenant shall pay all real estate taxes imposed on the subject property when due. Attached to and made part of this Lease is the 1994/95 real estate tax bill.

         Tenant shall pay to Landlord "Tenant's Pro-Rata Share" (hereinafter defined), of any assessment imposed by a governmental authority affecting the Premises during the term of this Lease. For purposes of this paragraph, the term "Tenant's Pro-Rata Share" shall mean a fraction, the numerator of which is the number of full calendar months remaining in the term of this Lease (and excluding the option year if not exercised) and the denominator of which is the number of months of useful life of the improvement for which such assessment was imposed as determined by the applicable Internal Revenue Service Useful Life tables. Tenant shall pay to Landlord Tenant's Pro-Rata Share of such assessments in equal monthly payments commencing on the first date that any Payment for such assessment is due to be paid to the applicable governmental authority and continuing until Lessee's Pro-Rata Share for such improvements have been paid in full.

37th: Prior to the commencement of the term of this Lease, Landlord and Tenant shall inspect the premises. Any repairs by Lessor shall be only those things reasonable and necessary for Lessee's enjoyment and use of the premises, as is but repaired, and shall not include any alterations or customizing of the premises for Lessee's special requirements, but shall include those items on Schedule B hereto.

Landlord agrees to make an inspection to document the condition of the premises. This inspection will document the condition upon which the Tenant accepts the premises and will return the premises at the expiration of the lease, subject to damages by the elements and ordinary wear and tear.

38th: And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised Premises for the term aforesaid; provided, however, that this covenant shall be conditioned upon the retention of title to the Premises by the Landlord, but shall be binding upon Landlord's successor in title.

And it is further understood and agreed, that the covenants and agreements herein contained are binding on the parties hereto and upon their respective successors, heirs, executors, administrators and assigns.

It is further expressly agreed that the words used in the singular shall include words in the plural where the text of this instrument so requires.



Witness:                                        LANDLORD:

/s/ FRANK KEARNEY                               /s/
------------------------------                  ------------------------------

         4200                                   OWNER IN FEE
------------------------------                  ------------------------------
Landlord SIC Number                             Landlord Title



Witness:                                        TENANT:
                                                JEVIC TRANSPORTATION, INC.

/s/ KAREN MUHLSCHLEGEL                          /s/ BRIAN J.FITZPATRICK
------------------------------                  ------------------------------

                                                SVP & CFO
------------------------------                  ------------------------------
Tenant SIC Number                               Tenant Title

                                 ACKNOWLEDGEMENT

    STATE OF NEW JERSEY  :
                         : ss.
    COUNTY OF BURLINGTON :

     On this 31st day of May 31, 1995, before me the subscriber, a Notary Public or Attorney at Law of the State of NJ, personally appeared BRIAN J. FITZPATRICK, who I am satisfied is the SVP & CFO of JEVIC TRANSPORTATION, the corporation named in and subscribing to the foregoing instrument, and he/she, being by me duly sworn, acknowledged, deposed, said that such instrument was made by such corporation and sealed with its corporate seal, and that he/she signed, sealed and delivered the same as such officer of that corporation, as its voluntary act and deed by virtue of authority from or by its Board of Directors, for the uses and purposes therein expressed.

                                       /s/         JOANNE MURNANE
                                       -------------------------------------
                                       Print Name: JOANNE MURNANE
                                                   -------------------------
                                       Title: INSURANCE CLAIMS ANALYST
                                              ------------------------------
                                       Commission Expires: May 16, 1999
                                                           ------------------


    STATE OF NEW JERSEY  :
                         : ss.
    COUNTY OF BURLINGTON :


         On this _________ day of _____________, 19 __, before me the subscriber, a Notary Public or Attorney at Law of the State of ____________, personally appeared, who I am satisfied is the individual named in and subscribing to the foregoing instrument, and he/she, being by me duly sworn, acknowledged, deposed and said that he/she signed, sealed and delivered the same as his/her voluntary act and deed, for the uses and purposes therein expressed.


                                       -------------------------------------
                                       Print Name:
                                                   -------------------------
                                       Title:
                                              ------------------------------
                                       Commission Expires:
                                                          ------------------

                                   SCHEDULE A

                                LEGAL DESCRIPTION

                                   SCHEDULE B

                              ITEMS OWNED BY TENANT


1. 10,000 gallon above ground fuel oil tank purchased by Tenant from the prior tenant, TNT Red Star.

2.   All movable furniture on or about the Premises.

3.   All computer equipment (including software) on or about the Premises.

4.   All telephone systems on or about the Premises.

5.   All trade fixtures on or about the Premises.


                       IMPROVEMENTS TO BE MADE BY LANDLORD